UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period:	December 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short-Term Municipal Income Fund

Semiannual report

5 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Semiannual report
5 | 31 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

July 10, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Short-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Short-Term Municipal Income Fund

Source: Putnam, as of 5/31/17. Past performance is no guarantee of future results. Yields for U.S.Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017).

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13.

4 Short-Term Municipal Income Fund

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

In addition to Garrett, your fund is managed by Paul M. Drury, CFA. Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett, how was the market environment for short-term municipal bonds during the six-month reporting period ended May 31, 2017?

Weaker supply/demand dynamics, higher interest rates, and President Trump’s pro-growth agenda weighed on municipal bond performance at the start of the period. In our view, municipal bonds appeared to be pricing in President Trump’s economic stimulus agenda, which many economists believe could lead to improved growth in the United States, higher deficits, and possibly an uptick in inflation, as well as improving global growth. We believe the uncertainty around U.S. income tax policy changes for individuals and corporations was an additional headwind for the asset class post-election.

Investor sentiment generally improved from January to May 2017, especially for higher-yielding municipal bonds. The pace of new issuance was generally light, and demand slightly outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Short-Term Municipal Income Fund

lower-quality municipal bonds.] Viewed in a longer-term context, the tighter spreads seemed relatively fair to us, especially considering that defaults among municipal issuers remained low and isolated.

With an unemployment rate below 4.5%, consumer and business confidence rising, and the U.S. economic backdrop improving, the Federal Reserve announced on June 14, 2017, its second interest-rate hike of 2017 and fourth since December 2015. In its assessment of inflation, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Additionally, the Fed announced it will begin the process this year of reducing its $4.5 billion balance sheet, which the central bank increased by buying bonds and other securities to buttress the financial system during the housing crisis.

Against this backdrop, short-term municipal bonds outperformed short-term U.S. Treasuries but lagged longer-term municipal bonds.

How did the fund perform for the period?

For the six months ended May 31, 2017, the fund was in line with its Lipper peer group average but underperformed its benchmark index, the Bloomberg Barclays 3-Year Municipal Bond Index.

What was your investment approach in this environment?

With short-term interest rates increasing and credit spreads widening in the first days of the reporting period, continuing a trend that we had seen during the fall of 2016, municipal bond prices became more attractive to us due to the selling pressure. At this point, we looked for opportunities to extend the fund’s average maturity.

Shortly after, the market turned, and interest rates began to fall and credit spreads narrowed. The fund was generally neutral duration [a measure of the portfolio’s sensitivity to interest rates] and overweight credit risk relative to its Lipper peers. Our decision to extend duration and add to the fund’s exposure to lower investment-grade securities at the beginning of the period proved beneficial for performance. Falling interest rates and narrowing credit spreads generally continued for the balance of the period. At period-end, the fund was neutral duration risk and overweight credit risk.

While the fund was somewhat neutral regarding average maturity, the portfolio’s yield curve positioning was bulleted within the short-maturity universe. This meant that the fund held an underweight exposure to bonds at the very short end of the yield curve [zero to one year] and to bonds five years and longer. This curve positioning detracted from performance, as municipal bonds with five-year maturities and longer outperformed the shorter end of the yield curve during the period.

In anticipation of higher short-term interest rates, we added floating-rate securities to the portfolio. These investments offer the potential for higher income in a rising-rate environment. In the process of implementing all these strategies, we reduced the fund’s cash levels, becoming less defensive to reflect a more neutral overall positioning.

Throughout the period, the fund remained weighted more toward essential service revenue bonds than toward general obligation bonds, which typically rely on the taxing power of state and local governments. Relative to its Lipper peer group, the portfolio’s subsector and sector overweights included continuing-care retirement communities and utilities bonds.

Given the increased investment opportunities that we saw during the reporting period, the portfolio experienced higher turnover. The elevated turnover was a by-product of

Short-Term Municipal Income Fund 7

duration, yield curve, credit, state, and sector repositioning against a backdrop of improving economic growth and the Fed’s tighter monetary policy, as well as investor-related cash flow changes within the fund.

What is your current assessment of the potential for tax reform, and how might you steer the fund given that possibility?

This past April, the Trump administration presented its tax plan. More details are needed to fully assess the impact of the proposal, and the final plan may be considerably different from the initial tax plan now winding through Congress. However, the proposed plan reduces the overall number of individual tax brackets to three, eliminates targeted tax breaks and special interest, and repeals the alternative minimum tax, among other things. The good news for tax-sensitive investors, in our view, is that the tax-exempt status of municipal bonds wasn’t addressed in the recently announced tax outline. Treasury Secretary Mnuchin recently stated, “Our preference is strongly to keep the interest deductibility of state and local bonds.” (May 25, 2017). Furthermore, we do not believe the currently proposed lowering of the highest personal income tax bracket from 39.6% to 35% will materially affect demand for municipal bonds.

The new administration has stated that tax reform remains a major policy goal. However, we have not seen major tax reform in over 30 years, and we believe it will continue to be difficult to achieve any such reform today given the competing demands on the current administration. As such, we believe it is too early to boldly position the fund in anticipation of potential tax reform. That said, we continue to closely monitor tax policy developments in Washington to see what form the final tax plan may take, and how it may shape the outlook for municipal bonds.

What are your thoughts about Fed policy for the balance of 2017?

We anticipate a continuation of slow, steady improvement in U.S. and global economic growth in the year ahead. The global growth environment continues to be positive, in our view, and we are encouraged by the breadth of the growth.

The market also appears to be focused on how much fiscal stimulus might come from the new administration, and how those initiatives will affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster, or, conversely, tighten more slowly if fiscal policy proves less stimulative.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Class A (3/18/13)
Before sales charge	2.36%	0.56%	1.50%	0.50%	0.59%	1.43%

After sales charge	1.34	0.32	0.48	0.16	–0.41	0.42

Class B (3/18/13)
Before CDSC	1.43	0.34	0.79	0.26	0.29	1.34

After CDSC	1.43	0.34	0.79	0.26	–0.70	0.34

Class C (3/18/13)
Before CDSC	0.22	0.05	–0.19	–0.06	–0.12	1.08

After CDSC	0.22	0.05	–0.19	–0.06	–1.12	0.08

Class M (3/18/13)
Before sales charge	2.05	0.48	1.25	0.41	0.45	1.41

After sales charge	1.29	0.30	0.49	0.16	–0.31	0.65

Class Y (3/18/13)
Net asset value	3.33	0.78	2.16	0.72	0.75	1.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Short-Term Municipal Income Fund 9

Comparative index returns For periods ended 5/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Bloomberg
Barclays 3-Year
Municipal Bond	5.51%	1.28%	3.71%	1.22%	1.25%	2.41%
Index

Lipper Short
Municipal Debt
Funds category	2.46	0.58	1.72	0.57	0.66	1.34
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 5/31/17, there were 112, 108, 98, and 89 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income[1]	$0.041851		$0.032139	$0.007041	$0.039668		$0.054542

Capital gains[2]	—		—	—	—		—

Total	$0.041851		$0.032139	$0.007041	$0.039668		$0.054542

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/16	$9.92	$10.02	$9.91	$9.91	$9.91	$9.98	$9.91

5/31/17	10.02	10.12	10.01	10.01	10.01	10.09	10.01

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	1.05%	1.04%	0.85%	0.30%	1.00%	0.99%	1.30%

Taxable equivalent[4]	1.86	1.84	1.50	0.53	1.77	1.75	2.30

Current 30-day SEC yield
(with expense limitation)[5,6]	N/A	0.88	0.69	0.15	N/A	0.83	1.14

Taxable equivalent[4]	N/A	1.55	1.22	0.27	N/A	1.47	2.01

Current 30-day SEC yield
(without expense limitation)[6]	N/A	–0.78	–0.98	–1.53	N/A	–0.83	–0.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Short-Term Municipal Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

		Annual
	Life of fund	average	3 years	Annual average	1 year	6 months

Class A (3/18/13)
Before sales charge	2.25%	0.52%	1.44%	0.48%	0.35%	1.28%

After sales charge	1.23	0.29	0.43	0.14	–0.66	0.27

Class B (3/18/13)
Before CDSC	1.41	0.33	0.84	0.28	0.15	1.18

After CDSC	1.41	0.33	0.84	0.28	–0.85	0.18

Class C (3/18/13)
Before CDSC	0.15	0.03	–0.26	–0.09	–0.29	0.91

After CDSC	0.15	0.03	–0.26	–0.09	–1.29	–0.09

Class M (3/18/13)
Before sales charge	2.04	0.47	1.29	0.43	0.30	1.26

After sales charge	1.28	0.30	0.53	0.18	–0.45	0.50

Class Y (3/18/13)
Net asset value	3.35	0.77	2.21	0.73	0.60	1.41

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 11/30/16*	0.60%	0.80%	1.35%	0.65%	0.35%

Total annual operating expenses
for the fiscal year ended 11/30/16	1.62%	1.82%	2.37%	1.67%	1.37%

Annualized expense ratio for the
six-month period ended 5/31/17	0.60%	0.80%	1.31%†	0.65%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/18.

† Reflects a voluntary waiver of certain fund expenses.

Short-Term Municipal Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.01	$4.02	$6.57	$3.26	$1.76

Ending value (after expenses)	$1,014.30	$1,013.40	$1,010.80	$1,014.10	$1,015.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.02	$4.03	$6.59	$3.28	$1.77

Ending value (after expenses)	$1,021.94	$1,020.94	$1,018.40	$1,021.69	$1,023.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is”

Short-Term Municipal Income Fund 13

basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Short-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short-Term Municipal Income Fund 15

The fund’s portfolio 5/31/17 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	Q-SBLF Qualified School Board Loan Fund
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes, which are floating-
FRN Floating Rate Notes: the rate shown is the current	rate securities with long-term maturities that carry
interest rate or yield at the close of the reporting period	coupons that reset and are payable upon demand
G.O. Bonds General Obligation Bonds	either daily, weekly or monthly. The rate shown is the
NATL National Public Finance Guarantee Corp.	current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (92.6%)*	Rating**	Principal amount	Value

Arizona (3.5%)

AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	$50,000	$51,074

Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	A/F	100,000	109,617

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Great
Hearts Academies), 3.75%, 7/1/24	BBB–	25,000	26,349

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), 3.00%, 7/1/20	BB	25,000	24,898

Pima Cnty., Indl. Dev. Auth. Ed. (American Charter
Schools Foundation), Ser. A, 5.625%, 7/1/38	BB+/P	200,000	200,690

U. Med. Ctr. Corp. Rev. Bonds, U.S. Govt. Coll.,
5.00%, 7/1/17 (Escrowed to maturity)	AAA/P	75,000	75,225

			487,853

California (9.4%)

Bay Area Toll Auth. of CA Mandatory Put Bonds
(4/2/18), Ser. B, 1.50%, 4/1/47	AA	200,000	200,396

CA State Infrastructure & Econ. Dev. Bank FRN
(J. Paul Getty Trust (The)), Ser. A-2, 1.231%, 10/1/47	Aaa	300,000	303,000

CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (11/1/16) (Republic
Svcs., Inc.), Ser. A, 1.30%, 8/1/23	Baa1	150,000	150,017

CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (4/2/18) (Southern CA Edison Co.),
1.375%, 4/1/28	Aa3	75,000	75,323

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 4.00%, 9/1/17	A–	25,000	25,178

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, 5.00%, 6/1/17	A+	50,000	50,000

Irvine, Special Tax Bonds (Cmnty. Fac. Dist. No.
2005), Ser. 2, 4.00%, 9/1/18	BBB+	75,000	77,498

Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5.25%, 5/15/24	AA	20,000	20,760

Palm Desert, Redev. Agcy. Successor Tax Allocation
Bonds, Ser. A, 5.00%, 10/1/20	A	100,000	111,748

Riverside, Wtr. FRN Mandatory Put Bonds (1/15/20),
Ser. A-17, 1.39%, 10/1/35	Aaa	200,000	199,970

16 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.6%)* cont.	Rating**	Principal amount	Value

California cont.

Roseville, Special Tax Bonds (Westpark Cmnty. Pub.
Fac. Dist. No. 1), 4.00%, 9/1/19	BBB–/P	$40,000	$42,157

South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A, 4.00%, 8/15/17	BBB+	50,000	50,264

			1,306,311

Colorado (3.1%)

Denver City & Cnty., Arpt. Rev. Bonds, Ser. A,
4.00%, 11/15/17	A1	20,000	20,272

Denver City & Cnty., Arpt. FRN Mandatory Put
Bonds (11/15/19) (Denver Intl. Arpt.), Ser. B,
1.556%, 11/15/31	A1	200,000	201,180

E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/19) (Sr. Libor Index), Ser. A, 1.599%, 9/1/39	A3	100,000	100,491

U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22)
(UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	Aa3	100,000	114,542

			436,485

Florida (4.3%)

Citizens Property Insurance Corp. Rev. Bonds,
Ser. A1, 5.00%, 6/1/18	A1	180,000	183,645

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A,
5.125%, 8/15/20	A3	30,000	32,916

(Baptist Hosp., Inc.), 5.00%, 8/15/18	A3	60,000	62,761

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 4.00%, 11/15/19	A–/F	100,000	105,730

Pasco Cnty., School Board COP, Ser. A, 5.00%, 8/1/18	A1	200,000	209,048

			594,100

Georgia (6.4%)

Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
4.00%, 11/1/17	Aa2	240,000	243,053

Bartow Cnty., Dev. Auth. Mandatory Put Bonds
(8/10/17) (GA Power Co. — Plant Bowen),
2.375%, 9/1/29	A3	100,000	100,215

Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (4/3/18) (GA Pwr. Co. Plant Vogle), Ser. 5,
1.80%, 10/1/32	A3	200,000	200,688

Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	40,000	43,386

Main St. Natural Gas, Inc. Rev. Bonds

Ser. B, 5.00%, 3/15/20	Baa1	85,000	92,311

Ser. A, 5.00%, 3/15/18	A3	200,000	205,688

			885,341

Illinois (11.0%)

Chicago, G.O. Bonds, Ser. A

5.00%, 1/1/21	BBB+	50,000	51,597

5.00%, 1/1/19	BBB+	50,000	50,845

Chicago, Board of Ed. G.O. Bonds (School Reform),
Ser. B-1, NATL, zero %, 12/1/17	AA–	185,000	182,774

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. D, AGM,
4.00%, 1/1/18	AA	75,000	76,310

Short-Term Municipal Income Fund 17

MUNICIPAL BONDS AND NOTES (92.6%)* cont.	Rating**	Principal amount	Value

Illinois cont.

Chicago, Transit Auth. Rev. Bonds (Federal Transit
Administration Section 5307), 5.00%, 6/1/18	A	$100,000	$103,322

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/19	A	100,000	104,858

Cook Cnty., G.O. Bonds, Ser. A, 4.00%, 11/15/17	AA–	100,000	101,340

IL State G.O. Bonds

Ser. A, 5.00%, 4/1/21	Baa2	100,000	105,832

5.00%, 2/1/18	Baa2	150,000	152,468

5.00%, 7/1/17	Baa2	50,000	50,123

IL State Fin. Auth. Rev. Bonds

(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/23	A–/F	75,000	87,335

(Riverside Hlth. Syst.), 5.00%, 11/15/19	A+	100,000	108,595

Madison-Maccoupin Etc Cnty., Cmnty. College
Dist. No. 536 G.O. Bonds (Lewis & Clark Cmnty.
College), AGM, U.S. Govt. Coll., 5.00%, 11/1/19
(Prerefunded 11/1/17)	AA	245,000	248,893

Metro. Pier & Exposition Auth. Rev. Bonds
(McCormick Place Expansion), Ser. A, NATL,
zero %, 6/15/18	AA–	100,000	97,896

			1,522,188

Kentucky (2.0%)

KY State Econ. Dev. Fin. Auth. Rev. Bonds
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	45,000	48,857

KY State Property & Bldg. Comm. Rev. Bonds
(Project No. 84), NATL, 5.00%, 8/1/20	Aa3	200,000	222,474

			271,331

Maryland (0.7%)

MD Econ. Dev. Corp. Rev. Bonds (Towson U.
Sr. Student Hsg.), 4.00%, 7/1/20	BBB	85,000	90,959

			90,959

Massachusetts (6.6%)

MA State Mandatory Put Bonds (8/1/17) (Cons.
Loan), Ser. D-2, 1.06%, 8/1/43	Aa1	500,000	500,035

MA State Clean Energy Cooperative Corp. Rev.
Bonds (Muni. Ltg. Plant Coop.), 4.00%, 7/1/17	A1	50,000	50,112

MA State Dev. Fin. Agcy. Rev. Bonds

(UMass Memorial Hlth. Care Oblig. Group), Ser. I,
5.00%, 7/1/19	BBB+	100,000	106,775

(Caregroup, Inc.), Ser. I, 3.00%, 7/1/18	A3	100,000	102,106

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4.00%, 12/1/44	Aa1	145,000	155,486

			914,514

Michigan (3.6%)

Great Lakes, Wtr. Auth. Supply Syst. Rev. Bonds,
Ser. D, 5.00%, 7/1/24	Baa1	100,000	117,030

MI State Rev. Bonds (GANs Program), 5.00%, 3/15/26	AA	75,000	91,343

MI State Fin. Auth. Rev. Bonds (Henry Ford Hlth.
Syst.), 5.00%, 11/15/19	A	100,000	109,000

18 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.6%)* cont.	Rating**	Principal amount	Value

Michigan cont.

MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
2.75%, 11/15/17	BBB+/F	$75,000	$75,410

Ypsilanti, School Dist. G.O. Bonds, Ser. A, Q-SBLF,
4.00%, 5/1/18	AA–	100,000	102,532

			495,315

Minnesota (1.3%)

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 4.00%, 11/15/18	A+	100,000	104,217

MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
4.00%, 7/1/38	Aa1	70,000	74,253

			178,470

Montana (0.5%)

MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3.00%, 12/1/43	Aa1	70,000	72,118

			72,118

Nebraska (0.8%)

Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5.25%, 12/1/18	A3	100,000	105,668

			105,668

Nevada (1.4%)

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.94%, 6/1/42	VMIG1	195,000	195,000

			195,000

New Jersey (6.3%)

NJ Inst. of Tech. Rev. Bonds, Ser. A, 5.00%, 7/1/21	A1	100,000	113,945

NJ State Econ. Dev. Auth. Rev. Bonds

Ser. B, 5.00%, 11/1/21	Baa1	100,000	107,722

(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/19	Baa1	100,000	104,749

Ser. AAA, 5.00%, 6/15/19	Baa1	100,000	105,034

(School Fac.), Ser. GG, U.S. Govt. Coll., 5.00%,
9/1/17 (Escrowed to maturity)	Baa1	125,000	126,215

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Princeton HealthCare Syst.), Ser. A, 5.00%, 7/1/19	Baa2	100,000	107,050

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/19	A+	200,000	210,842

			875,557

New Mexico (1.8%)

Farmington, Poll. Control

Mandatory Put Bonds (6/1/22) (Pub. Svcs. Co.
of NM), Ser. B, 2.125%, 6/1/40	BBB+	100,000	100,685

Mandatory Put Bonds (4/1/20) (Southern
CA Edison Co.), Ser. A, 1.875%, 4/1/29	Aa3	150,000	151,382

			252,067

New York (12.0%)

Build NY City Resource Corp. Rev. Bonds,
3.00%, 7/1/17	A+	100,000	100,152

Metro. Trans. Auth. Dedicated Tax Fund FRN
Mandatory Put Bonds (6/1/22), Ser. A-2A,
1.23%, 11/1/26	AA	200,000	200,000

Short-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (92.6%)* cont.	Rating**	Principal amount	Value

New York cont.

Monroe Cnty., G.O. Bonds, BAM, 4.00%, 6/1/19	AA	$100,000	$105,588

Niagara, Frontier Trans. Auth. Rev. Bonds
(Buffalo Niagara Intl. Arpt.), Ser. B, 5.00%, 4/1/19	Baa1	150,000	160,326

NY State Dorm. Auth. Rev. Bonds (NYU Hosp. Ctr.),
Ser. A, 5.00%, 7/1/17	A3	85,000	85,250

NY State Dorm. Auth. Non-Supported Debt Rev.
Bonds (Culinary Inst. of America), 5.00%, 7/1/19	Baa2	100,000	107,412

NY State Mtge. Agcy. Rev. Bonds (Homeowner),
Ser. 186, 2.00%, 4/1/19	Aa1	500,000	507,005

Triborough, Bridge & Tunnel Auth. FRN Mandatory
Put Bonds (12/3/19), Ser. B-2, 1.017%, 1/1/33	Aa3	300,000	298,923

TSASC, Inc. Rev. Bonds, Ser. A, 4.00%, 6/1/19	A	100,000	105,507

			1,670,163

Oklahoma (0.5%)

Tulsa, Arpts. Impt. Trust Rev. Bonds, Ser. A, BAM,
5.00%, 6/1/17	AA	75,000	75,000

			75,000

Oregon (0.6%)

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 3.00%, 12/1/18	BBB/F	75,000	76,874

			76,874

Pennsylvania (6.5%)

Cap. Region Wtr. Rev. Bonds, Ser. A, 5.00%, 7/15/18	A+	100,000	104,442

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
2.25%, 7/1/17	Baa3	40,000	40,015

Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Foulkeways at Gwynedd), 3.00%, 12/1/18	BBB	100,000	102,200

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
1.60%, 10/1/17	AA+	50,000	50,088

PA State U. Rev. Bonds, Ser. A, 4.00%, 9/1/17	Aa1	100,000	100,768

Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds (Cultural & Coml. Corridors Program), Ser. A,
4.00%, 12/1/18	A+	100,000	104,195

Philadelphia, Gas Wks. Rev. Bonds

(98 Gen. Ordinance), Ser. 14, 5.00%, 10/1/22	A	100,000	115,482

5.00%, 8/1/19	A	100,000	107,838

Philadelphia, School Dist. G.O. Bonds, Ser. D,
5.00%, 9/1/20	A2	50,000	54,746

State Public School Bldg. Auth. Palease Rev. Bonds
(Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	113,646

			893,420

Puerto Rico (1.0%)

Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/19	AA–	125,000	132,864

			132,864

Rhode Island (0.8%)

RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	113,501

			113,501

20 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.6%)* cont.	Rating**	Principal amount	Value

South Carolina (0.8%)

Myrtle Beach, Tax Allocation Bonds (Myrtle Beach
Air Force Base), 5.00%, 10/1/19	A2	$100,000	$108,243

			108,243

Texas (3.6%)

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	75,000	89,369

San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/19), Ser. A, 2.25%, 2/1/33	Aa2	200,000	204,194

Tomball, Mandatory Put Bonds (8/15/19) (Indpt.
School Bldg. & Dist.), Ser. B-3, PSFG, 1.10%, 2/15/43	Aaa	200,000	199,132

			492,695

Vermont (0.7%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr. (UVM)), Ser. A, 3.00%, 12/1/18	A3	100,000	102,798

			102,798

Virginia (1.1%)

Louisa, Indl. Dev. Auth. Poll. Control Mandatory
Put Bonds (5/16/19) (VA Elec. Pwr. Co.), Ser. C,
1.85%, 11/1/35	A2	150,000	151,466

			151,466

Washington (1.4%)

Energy Northwest Rev. Bonds (Wind Project),
5.00%, 7/1/17	A2	100,000	100,295

WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22) (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 1.786%, 1/1/42	A	100,000	100,336

			200,631

West Virginia (0.9%)

WV State Econ. Dev. Auth. Poll Control Rev.
Bonds (Appalachian Pwr. Co. — Amos), Ser. C,
3.25%, 5/1/19	A–	50,000	51,142

WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
Mandatory Put Bonds (4/1/19) (Appalachian Pwr.
Co. — Amos), Ser. A, 1.90%, 3/1/40	A–	75,000	75,533

			126,675

TOTAL INVESTMENTS

Total investments (cost $12,783,480)			$12,827,607

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $13,849,103.

Short-Term Municipal Income Fund 21

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	16.3%

Health care	13.4

State debt	11.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$12,827,607	$—

Totals by level	$—	$12,827,607	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Short-Term Municipal Income Fund

Statement of assets and liabilities 5/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $12,783,480)	$12,827,607

Cash	588,504

Interest and other receivables	122,574

Receivable for shares of the fund sold	308,735

Receivable for investments sold	80,176

Receivable from Manager (Note 2)	43,512

Prepaid assets	49,226

Total assets	14,020,334

LIABILITIES

Payable for investments purchased	100,000

Payable for shares of the fund repurchased	18,909

Payable for custodian fees (Note 2)	2,579

Payable for investor servicing fees (Note 2)	2,758

Payable for Trustee compensation and expenses (Note 2)	1,281

Payable for administrative services (Note 2)	70

Payable for distribution fees (Note 2)	3,877

Payable for auditing and tax fees	34,261

Distributions payable to shareholders	617

Other accrued expenses	6,879

Total liabilities	171,231

Net assets	$13,849,103

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,826,617

Undistributed net investment income (Note 1)	1,980

Accumulated net realized loss on investments (Note 1)	(23,621)

Net unrealized appreciation of investments	44,127

Total — Representing net assets applicable to capital shares outstanding	$13,849,103

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($8,357,743 divided by 834,444 shares)	$10.02

Offering price per class A share (100/99.00 of $10.02)*	$10.12

Net asset value and offering price per class B share ($70,906 divided by 7,082 shares)**	$10.01

Net asset value and offering price per class C share ($323,707 divided by 32,336 shares)**	$10.01

Net asset value and redemption price per class M share ($71,513 divided by 7,142 shares)	$10.01

Offering price per class M share (100/99.25 of $10.01)*	$10.09

Net asset value, offering price and redemption price per class Y share
($5,025,234 divided by 501,942 shares)	$10.01

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 23

Statement of operations Six months ended 5/31/17 (Unaudited)

INVESTMENT INCOME

Interest income	$122,046

Total investment income	122,046

EXPENSES

Compensation of Manager (Note 2)	29,665

Investor servicing fees (Note 2)	6,101

Custodian fees (Note 2)	3,952

Trustee compensation and expenses (Note 2)	551

Distribution fees (Note 2)	14,679

Administrative services (Note 2)	338

Reports to shareholders	7,510

Auditing and tax fees	30,674

Blue sky expense	35,708

Other	1,854

Fees waived and reimbursed by Manager (Note 2)	(86,301)

Total expenses	44,731

Expense reduction (Note 2)	(2,572)

Net expenses	42,159

Net investment income	79,887

Net realized loss on investments (Notes 1 and 3)	(16,215)

Net unrealized appreciation of investments during the period	185,135

Net gain on investments	168,920

Net increase in net assets resulting from operations	$248,807

The accompanying notes are an integral part of these financial statements.

24 Short-Term Municipal Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/17*	Year ended 11/30/16

Operations

Net investment income	$79,887	$107,873

Net realized loss on investments	(16,215)	(2,599)

Net unrealized appreciation (depreciation) of investments	185,135	(187,206)

Net increase (decrease) in net assets resulting
from operations	248,807	(81,932)

Distributions to shareholders (Note 1):
From tax-exempt net investment income
Class A	(43,078)	(60,019)

Class B	(231)	(307)

Class C	(229)	(21)

Class M	(283)	(371)

Class Y	(34,055)	(47,907)

Increase (decrease) from capital share transactions (Note 4)	(7,603,166)	7,454,937

Total increase (decrease) in net assets	(7,432,235)	7,264,380

NET ASSETS

Beginning of period	21,281,338	14,016,958

End of period (including undistributed net investment
income of $1,980 and distributions in excess of net
investment income of $31, respectively)	$13,849,103	$21,281,338

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c,d]	net assets (%)[c,d]	turnover (%)

Class A

May 31, 2017**	$9.92	.04	.10	.14	(.04)	(.04)	$10.02	1.43*	$8,358	.30*	.43*	82*

November 30, 2016	10.01	.06	(.09)	(.03)	(.06)	(.06)	9.92	(.33)	10,217.60		.56	46

November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.23	10,151.60		.52	45

November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405.60		.38	36

November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.41*	14,756	.41*	.21*	—*f

Class B

May 31, 2017**	$9.91	.03	.10	.13	(.03)	(.03)	$10.01	1.34*	$71	.40*	.33*	82*

November 30, 2016	10.01	.04	(.10)	(.06)	(.04)	(.04)	9.91	(.63)	77.80		.36	46

November 30, 2015	10.04	.03	(.03)	—[e]	(.03)	(.03)	10.01	.02	79.80		.33	45

November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89.79		.24	36

November 30, 2013†	10.00	.01	.02	.03	(.01)	(.01)	10.02	.28*	28	.55*	.09*	—*f

Class C

May 31, 2017**	$9.91	.01	.10	.11	(.01)	(.01)	$10.01	1.08*	$324	.65*	.08*	82*

November 30, 2016	10.01	—[e]	(.10)	(.10)	—[e]	—[e]	9.91	(.99)	311	1.16	—[f]	46

November 30, 2015	10.04	—[e]	(.03)	(.03)	—[e]	—[e]	10.01	(.28)	141	1.11	.03	45

November 30, 2014	10.02	—[e]	.02	.02	—[e]	—[e]	10.04	.21	116.99		.01	36

November 30, 2013†	10.00	—[e]	.02	.02	—[e]	—[e]	10.02	.21*	175	.62*	—*f	—*f

Class M

May 31, 2017**	$9.91	.04	.10	.14	(.04)	(.04)	$10.01	1.41*	$72	.32*	.41*	82*

November 30, 2016	10.01	.05	(.10)	(.05)	(.05)	(.05)	9.91	(.48)	71.65		.51	46

November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.18	71.65		.48	45

November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71.65		.36	36

November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.38*	70	.45*	.22*	—*f

Class Y

May 31, 2017**	$9.91	.06	.09	.15	(.05)	(.05)	$10.01	1.56*	$5,025	.17*	.54*	82*

November 30, 2016	10.01	.08	(.10)	(.02)	(.08)	(.08)	9.91	(.18)	10,606.35		.81	46

November 30, 2015	10.04	.08	(.03)	.05	(.08)	(.08)	10.01	.48	3,575.35		.75	45

November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024.35		.65	36

November 30, 2013†	10.00	.04	.02	.06	(.04)	(.04)	10.02	.57*	3,519	.24*	.43*	—*f

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

November 30, 2017	0.50%

November 30, 2016	1.02

November 30, 2015	0.94

November 30, 2014	1.02

November 30, 2013	1.10

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

	5/31/17	11/30/16	11/30/15	11/30/14	11/30/13

Class A	N/A	N/A	N/A	N/A	0.01%

Class B	N/A	N/A	N/A	0.01	0.02

Class C	0.02%	0.19%	0.24%	0.36%	0.33

Class M	N/A	N/A	N/A	N/A	0.01

Class Y	N/A	N/A	N/A	N/A	0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Short-Term Municipal Income Fund

Notes to financial statements 5/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through May 31, 2017.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management may invest at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Short-Term Municipal Income Fund 29

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

30 Short-Term Municipal Income Fund

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$—	$7,406	$7,406

The aggregate identified cost on a tax basis is $12,783,480, resulting in gross unrealized appreciation and depreciation of $63,088 and $18,961, respectively, or net unrealized appreciation of $44,127.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.172% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $22,882 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $63,359 as a result of this limit.

Short-Term Municipal Income Fund 31

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $60 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	—

Class C	60

Class M	—

Class Y	—

Total	$60

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,681	Class M	25

Class B	26	Class Y	2,259

Class C	110	Total	$6,101

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,572 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

32 Short-Term Municipal Income Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$12,907

Class B	1.00%	0.45%	162

Class C	1.00%	1.00%	1,504

Class M	1.00%	0.30%	106

Total			$14,679

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $54 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$13,486,706	$20,505,490

U.S. government securities (Long-term)	—	—

Total	$13,486,706	$20,505,490

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Short-Term Municipal Income Fund 33

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	820,812	$8,160,449	390,293	$3,912,530

Shares issued in connection with
reinvestment of distributions	4,077	40,657	5,628	56,395

	824,889	8,201,106	395,921	3,968,925

Shares repurchased	(1,020,786)	(10,163,600)	(379,567)	(3,804,450)

Net increase (decrease)	(195,897)	$(1,962,494)	16,354	$164,475

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	—	$—	694	$6,979

Shares issued in connection with
reinvestment of distributions	23	231	31	307

	23	231	725	7,286

Shares repurchased	(702)	(6,987)	(860)	(8,585)

Net decrease	(679)	$(6,756)	(135)	$(1,299)

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	5,438	$54,084	26,264	$263,443

Shares issued in connection with
reinvestment of distributions	23	229	2	21

	5,461	54,313	26,266	263,464

Shares repurchased	(4,494)	(44,603)	(8,993)	(90,083)

Net increase	967	$9,710	17,273	$173,381

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	28	283	37	371

	28	283	37	371

Shares repurchased	—	—	—	—

Net increase	28	$283	37	$371

34 Short-Term Municipal Income Fund

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	164,415	$1,635,997	956,945	$9,563,370

Shares issued in connection with
reinvestment of distributions	3,395	33,833	4,777	47,833

	167,810	1,669,830	961,722	9,611,203

Shares repurchased	(735,681)	(7,313,739)	(249,060)	(2,493,194)

Net increase (decrease)	(567,871)	$(5,643,909)	712,662	$7,118,009

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class B	1,013	14.3%	$10,140

Class M	1,019	14.3	$10,200

At the close of the reporting period, a Trustee of the Fund owned 11% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Short-Term Municipal Income Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Short-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
	Robert T. Burns	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017